UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   September 30, 2010

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices)  (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of shareholders of H&R Block, Inc. (the “Company”) was held on September 30, 2010.  The results of the proposals submitted to a vote of the Company’s shareholders at the meeting are set forth below.

1)	Each of the following nominees for director was elected to serve until the next annual meeting of shareholders or until a respective successor is elected and qualified:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alan M. Bennett	239,075,112	6,496,762	280,646	22,130,851
Richard C. Breeden	239,407,435	6,189,250	255,835	22,130,851
William C. Cobb	240,029,744	5,469,141	353,635	22,130,851
Robert A. Gerard	239,769,896	5,706,389	376,235	22,130,851
Len J. Lauer	212,084,292	33,430,810	337,418	22,130,851
David Baker Lewis	227,307,746	18,190,410	354,364	22,130,851
Bruce C. Rohde	240,011,933	5,450,394	390,193	22,130,851
Tom D. Seip	212,051,379	33,442,809	358,332	22,130,851
L. Edward Shaw, Jr.	224,138,444	21,342,606	371,470	22,130,851
Christianna Wood	229,817,828	15,698,676	336,016	22,130,851

2)	The advisory proposal on the Company’s executive pay-for-performance compensation policies and procedures was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
216,828,186	26,340,289	2,684,045	22,130,851

3)
The proposal for the approval of an amendment to the 2003 Long-Term Executive Compensation Plan to increase the aggregate number of shares of Common Stock issuable under the Plan by 10,000,000 shares (from 14,000,000 shares to 24,000,000 shares) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,891,038	35,675,447	286,035	22,130,851

4)	The proposal for the approval of the material terms of performance goals under the Executive Performance Plan was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
234,953,528	10,157,234	741,758	22,130,851

5)	The shareholder proposal to adopt a simple majority voting standard was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
246,983,962	20,447,752	551,657	0

6)
The proposal for the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement to call a special meeting of the Company’s shareholders was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,342,618	3,667,810	972,943	0

7)
The proposal for the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement related to the removal of directors was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,792,072	3,618,216	573,083	0

8)
The proposal for the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement related to amendments to the Company’s Articles of Incorporation and Bylaws was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,413,270	3,918,372	651,729	0

9)
The proposal for the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement regarding the related person transaction provision was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,284,177	4,018,431	680,763	0

10)	The proposal relating to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending April 30, 2011 was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
266,733,664	892,980	356,727	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: October 4, 2010	By:/s/ Andrew J. Somora
Andrew J. Somora
Secretary